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                                                                    EXHIBIT 99.2

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 11-K

(Mark One):

               X   ANNUAL REPORT PURSUANT TO SECTION 15(d) OF
             -----  THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended DECEMBER 31, 2002

                                       or

                   TRANSITION REPORT PURSUANT TO SECTION 15(d) OF
             -----  THE SECURITIES EXCHANGE ACT OF 1934

            For the transition period from __________ to ___________


                         COMMISSION FILE NUMBER 1-13782

B. Full title of the plan and the address of the plan, if different from that of the issuer named below:

         Westinghouse Air Brake Technologies Corporation Savings Plan for Hourly Employees

B. Name of issuer of the securities held pursuant to the plan and the address of the principal executive office:

         Westinghouse Air Brake Technologies Corporation
         1001 Air Brake Avenue
         Wilmerding, PA 15148




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The Westinghouse Air Brake Technologies Corporation Savings Plan for Hourly
Employees is subject to the Employee Retirement Income Security Act of 1974. The required financial statements will be filed by amendment within the time prescribed by the rules of Form 11-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Pension Committee of Westinghouse Air Brake Technologies Corporation has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Westinghouse Air Brake
                                          Technologies Corporation
                                          Savings Plan for Hourly Employees

                                          By /s/ Robert J. Brooks
                                             ------------------------
                                          Robert J. Brooks,
                                          Member of the Pension Committee

                                          March 28, 2003